                                                                   Exhibit 4.2.5

         FIFTH SUPPLEMENTAL INDENTURE, dated as of August 22, 2003 (the "Fifth Supplemental Indenture") between Meritage Corporation, a corporation organized under the laws of the State of Maryland (the "Issuer"), the Guarantors named therein, Mission Royale Golf Course, LLC, an Arizona limited liability company ("Mission Royale") and Legacy-Hammonds Materials, L.P., a Texas limited partnership ("Legacy-Hammonds") (Mission Royale and Legacy-Hammonds together, the "Additional Guarantors") and Wells Fargo Bank, National Association, as trustee (the "Trustee"), under the Indenture (as defined below). Capitalized terms used and not defined herein shall have the same meanings given in the Indenture unless otherwise indicated.

         WHEREAS, the Issuer, the Guarantors thereto and the Trustee are parties to that certain Indenture dated as of May 30, 2001 (the "Indenture") pursuant to which the Company issued its 9 3/4% Senior Notes 2011 (the "Notes") and the Guarantors guaranteed the obligations of the Issuer under the Indenture and the Notes;

         WHEREAS, pursuant to Section 4.13 of the Indenture, if the Issuer acquires or creates any additional subsidiary which is a Restricted Subsidiary, each such subsidiary shall execute and deliver a supplemental indenture pursuant to which such subsidiary shall unconditionally guaranty the Issuer's obligations under the Notes;

         WHEREAS, the Issuer, the Guarantors thereto, Hulen Park Venture, LLC, Meritage Holdings, L.L.C. and the Trustee are parties to that First Supplemental Indenture, dated as of September 20, 2001 (the "First Supplemental Indenture") pursuant to which Hulen Park Venture, LLC and Meritage Holdings, L.L.C. were added as Guarantors;

         WHEREAS, the Issuer, the Guarantors thereto, MTH Homes-Texas, L.P., MTH-Texas GP II, Inc., MTH-Texas LP II, Inc. and the Trustee are parties to that Second Supplemental Indenture, dated as of July 12, 2002 (the "Second Supplemental Indenture") pursuant to which MTH Homes-Texas, L.P., MTH-Texas GP II, Inc. and MTH-Texas LP II, Inc. were added as Guarantors;

         WHEREAS, the Issuer, the Guarantors thereto, MTH Homes-Nevada, Inc. and the Trustee are parties to that Third Supplemental Indenture, dated as of October 21, 2002 (the "Third Supplemental Indenture") pursuant to which MTH Homes-Nevada, Inc. was added as a Guarantor;

         WHEREAS, the Issuer, the Guarantors thereto, MTH Cavalier, LLC and the Trustee are parties to that Fourth Supplemental Indenture, dated as of February 19, 2002 (the "Fourth Supplemental Indenture") pursuant to which MTH Cavalier, LLC was added as a Guarantor;

         WHEREAS, the Additional Guarantors are Restricted Subsidiaries of the Issuer;

         WHEREAS, the Issuer and the Trustee desire to have the Additional Guarantors enter into this Fifth Supplemental Indenture and agree to guaranty the obligations of the Issuer under the Indenture and the Notes and the Additional Guarantors desire to enter into this Fifth Supplemental Indenture and to guaranty the obligations of the Issuer under the Indenture and the Notes as of such date;

         WHEREAS, Section 8.01 of the Indenture provides that the Issuer, the Guarantors and the Trustee may, without the written consent of the Holders of the outstanding Notes, amend the Indenture as provided herein;

         WHEREAS, by entering into this Fifth Supplemental Indenture, the Issuer and the Trustee have consented to amend the Indenture in accordance with the terms and conditions herein;

         WHEREAS, each Guarantor hereby acknowledges and consents to amend the Indenture in accordance with the terms and conditions herein; and

         WHEREAS, all acts and things prescribed by the Articles of Organization of Mission Royale (as now in effect) and the Certificate of Limited Partnership and the Agreement of Limited Partnership of Legacy-Hammonds (as now in effect) necessary to make this Fifth Supplemental Indenture a valid instrument legally binding on the Additional Guarantors for the purposes herein expressed, in accordance with its terms, have been duly done and performed.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Additional Guarantors and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

         1. Additional Guarantors as Guarantors. As of the date hereof and pursuant to this Fifth Supplemental Indenture, the Additional Guarantors shall become Guarantors under the definition of Guarantor in the Indenture in accordance with the terms and conditions of the Indenture and shall assume all rights and obligations of a Guarantor thereunder.

         2. Compliance with and Fulfillment of Condition of Section 4.13. The execution and delivery of this Fifth Supplemental Indenture by the Additional Guarantors (along with such documentation relating thereto as the Trustee shall require) fulfills the obligations of the Issuer under Section 4.13 of the Indenture.

         3. Construction. For all purposes of this Fifth Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the defined terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Fifth Supplemental Indenture refer to this Fifth Supplemental Indenture as a whole and not to any particular Section hereof.

         4. Trustee Acceptance. The Trustee accepts the amendment of the Indenture effected by this Fifth Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of its duties and obligations under the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of each of the Issuer and the Additional Guarantors, respectively, and makes no representations as to the validity or enforceability against either the Issuer or the Additional Guarantors.

         5. Indenture Ratified. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

         6. Holders Bound. This Fifth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

         7. Successors and Assigns. This Fifth Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. Counterparts. This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

         9. Governing Law. This Fifth Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.

         IN WITNESS WHEREOF, the Issuer, the Additional Guarantors and the Trustee have caused this Fifth Supplemental Indenture to be duly executed as of the date first above written.

                                   ISSUER:

                                   MERITAGE CORPORATION

                                   By:  /s/ Steven J. Hilton
                                        ---------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman, Co-President and Co-Chief
                                        Executive Officer

                                   By:  /s/ Larry W. Seay
                                        ---------------------------------------
                                        Larry W. Seay
                                   Its: Chief Financial Officer, Vice President-
                                        Finance and Secretary

                                   ADDITIONAL GUARANTORS:

                                   MISSION ROYALE GOLF COURSE, LLC

                                   By:  Hancock-MTH Builders, Inc., its Sole
                                        Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-Chairman and Co-CEO

                                   LEGACY-HAMMONDS MATERIALS, L.P.

                                   By:  Meritage Holdings, L.L.C., its General
                                        Partner

                                   By:  Legacy/Monterey Homes L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   TRUSTEE:

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as Trustee

                                   By:  /s/ Jeanie Mar
                                        ----------------------------------------
                                   Its: Vice President

                                   GUARANTORS:

                                   MONTEREY HOMES ARIZONA, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO, President and Chief
                                        Executive Officer

                                   MERITAGE PASEO CROSSING, LLC

                                   By:  Meritage Homes of Arizona, Inc., its
                                        Sole Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO and Chairman

                                   MONTEREY HOMES CONSTRUCTION, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO, President and Chief
                                        Executive Officer

                                   MERITAGE PASEO CONSTRUCTION, LLC

                                   By:  Meritage Homes Construction, Inc., its
                                        Sole Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO and Co-Chairman

                                   MERITAGE HOMES OF ARIZONA, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO and Co-Chairman

                                   MERITAGE HOMES CONSTRUCTION, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO and Co-Chairman

                                   MTH-TEXAS GP, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-Chairman

                                   MTH-TEXAS LP, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-Chairman

                                   LEGACY/MONTEREY HOMES L.P.

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-Chairman

                                   MERITAGE HOMES OF NORTHERN
                                   CALIFORNIA, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO, President and Chief
                                        Executive Officer

                                   HANCOCK-MTH BUILDERS, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-Chairman and Co-CEO

                                   HANCOCK-MTH COMMUNITIES, INC.

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-Chairman and Co-CEO

                                   LEGACY OPERATING COMPANY, L.P.

                                   By:  Meritage Holdings, L.L.C., its General
                                        Partner

                                   By:  Legacy/Monterey Homes L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   HULEN PARK VENTURE, LLC

                                   By:  Legacy/Monterey Homes L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   MERITAGE HOLDINGS, L.L.C.

                                   By:  Legacy/Monterey Homes L.P., its Sole
                                        Member

                                   By:  MTH-Texas GP, Inc., its General Partner

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   MTH HOMES-TEXAS, L.P.

                                   By:  MTH-Texas GP II, Inc., its General
                                        Partner

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   MTH-TEXAS GP II, INC.

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   MTH-TEXAS LP II, INC.

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   MTH-HOMES NEVADA, INC.

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Steven J. Hilton
                                   Its: Co-Chairman and Chief Executive Officer

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Larry W. Seay
                                   Its: Vice President-Secretary

                                   MTH-CAVALIER, LLC

                                   By:  Monterey Homes Construction, Inc., its
                                        Sole Member

                                   By:  /s/ Larry W. Seay
                                        ----------------------------------------
                                        Name:  Larry W. Seay
                                        Title: Vice President-Secretary

                                   By:  /s/ Steven J. Hilton
                                        ----------------------------------------
                                        Name:  Steven J. Hilton
                                        Title: Co-CEO, President and Chief
                                        Executive Officer